Exhibit 10.4

QUALIO

ORDER FORM AND CUSTOMER AGREEMENT

This Order Form and Everworks Ltd’s Terms of Service (located at https://www.qualio.com/docs/terms) (together, the “Agreement”) is made between the customer named below (“Customer”) and Everworks Limited T/A Qualio, a company registered under the laws of Ireland with registered number 508152 and having its registered office at 13-18 City Quay, Dublin D02 ED70, Ireland(“Qualio”) and sets forth the terms and conditions upon which Everworks Ltd will supply Products (as defined in the Terms of Service) to Customer (each a “Party” and together the “Parties”).

Qualio Contact Name: Chris McDonough	Customer: GenEmbryonics Contact name: Nick Murphy
Email:cmcdonough@qualio.com Phone: (415) 612-9898 Address: 13-18 City Quay, Dublin D02 ED70, Ireland	Email: nick.murphy@genembryomics.com Address: GenEmbryomics, Suite 6074, Shop 222, 4 Main St, Point Cook, VIC, 3030, Australia

Agreement date:	May 11th, 2022
Subscription start date:	May 19th, 2022
Subscription end date:	May 18th, 2025
Note: Subscriptions are renewed in accordance with clause 6.1 of the Terms of Service

Annual Subscription:

Type	Product	Value	Qty	Total
	Qualio Starter Plus (up to 10 users) Inclusive of full functionality; ● Document Management, Document Control (Change Controls), Training and Reporting, Supplier Management ● Custom FDA/ISO package ● GxP Content Package ● Audit-ready content ● Monthly strategy sessions ● QA/RA support on-demand - In-app chat support - Full access to Help Center	$22,000	1	$22,000

		Sales Tax / VAT @ 23%		$0
ANNUAL TOTAL (incl. VAT)				$22,000

QUALIO

ORDER FORM AND CUSTOMER AGREEMENT

Professional Services:

Type	Product	Value	Total
Services	- Onboarding (document migration), Implementation - Software Validation - New user training	$3,500	$3,500

		Sales Tax / VAT @ 23%	$0
TOTAL (incl. VAT)			$3,500

Currency	USD
Subscription Term:	36 months
Payment Term:	Net-30
Invoicing schedule:	Quarterly
Payment method:	Electronic Funds Transfer
Other Provisions:

Billing Information:

Enter VAT Number (if applicable):	[ ]
Invoice will be sent to the following email address:	[ nick@genembryomics.com ]

By its signature below, Customer hereby accepts the Terms of Service and orders from Qualio the Products described in this Order Form and any other schedules or exhibits attached hereto by Qualio. This Agreement is effective as of the Agreement date specified above.

Signed for and on behalf of Qualio:		Signed for and on behalf of GenEmbryonics:

Name		Name

Print	Ric Traferri	Print	Nick Murphy

Title	Director of Sales	Title	Founder

Amendment 1 to Order Form

This Amendment 1 (“Amendment 1”), made effective as of the date of last signature below by the parties (“Effective Date”), is entered into by and between Everworks Limited T/A Qualio (“Qualio”) and GenEmbryonics (“Customer”), collectively the "Parties."

WHEREAS,

Qualio and Customer have entered into the Qualio Order Form and Customer Agreement, made effective as of May 11, 2022 (“Order Form”); and

The Parties wish to make certain changes to the Order Form.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Subscription End Date Section is changed to “August 18, 2025”

2.	Subscription Term Section is changed to “39 months”

3.	Other Provisions Section. Add new language to read as follows:

“Effective starting the Effective Date of this SOW, the Subscription End Date shall be adjusted to August 18, 2025 and the Additional Subscription Period of May 19 – August 18, 2025 will be provided at no cost to Customer, conditional upon full payment by Customer of overdue payments of Invoice #5115 for $5,500 and Invoice #4740 for $9,000 by no later than January 20, 2023. In addition, the Additional Subscription Period as provided above shall apply only if Customer remains up to date on timely payments of all subsequent invoices provided by Qualio based on the agreed quarterly invoicing schedule for the remainder of the Subscription Term.”

Except as stated above, all other terms of the Order Form will remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment 1 to be executed by its respective authorized representative as of the Effective Date.

Everworks Limited T/A Qualio		Customer

By:		By:

Name:	Hae RB Sebes	Name:

Title:	Senior Contracts Manager	Title:

Date:	January 6, 2023	Date: